Exhibit 99.1

SINO-TOP RESOURCES & TECHNOLOGIES LTD.

(AN EXPLORATION STAGE COMPANY)

FINANCIAL STATEMENTS

PERIOD FROM MARCH 25, 2003 (INCEPTION) THROUGH DECEMBER 31, 2003,
YEAR ENDED DECEMBER 31, 2004, AND THE PERIOD FROM MARCH 25, 2003
(INCEPTION) THROUGH DECEMBER 31, 2004

SINO-TOP RESOURCES & TECHONOLOGIES LTD.

(AN EXPLORATION STAGE COMPANY)

PERIOD FROM MARCH 25, 2003 (INCEPTION) THROUGH DECEMBER 31, 2003,
YEAR ENDED DECEMBER 31, 2004, AND THE PERIOD FROM MARCH 25,2003
(INCEPTION) THROUGH DECEMBER 31, 2004

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Sino-Top Resources & Technologies, Ltd.

We have audited the accompanying balance sheet of Sino-Top Resources & Technologies, Ltd. (an exploration stage company) (the “Company”) as of December 31, 2004, and the related statements of operations and cash flows for the period from March 25, 2003 (inception) through December 31, 2003, for the year ended December 31, 2004 and for the period from March 25, 2003 (inception) through December 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2004, and the results of its operations and its cash flows for the period from March 25, 2003 through December 31, 2003, for the year ended December 31, 2004 and for the period from March 25, 2003 (inception) through December 31, 2004, in conformity with accounting principles generally accepted in the United States.

GHP Horwath, P.C.
Denver, Colorado
June 13, 2005

SINO-TOP RESOURCES & TECHNOLOGIES LTD.
(AN EXPLORATION STAGE COMPANY)
BALANCE SHEET
DECEMBER 31, 2004

	Notes	RMB	US $
Assets
Current assets
Cash		111,001	13,406
Accounts receivable, net of allowance of RMB 417,000		399,500	48,249
Other		8,363	1,010

Total current assets		518,864	62,665

Property and equipment	3	269,944	32,602

Total Assets		788,808	95,267

Liabilities and Shareholders’ Equity
Current liabilities
Trade and other payables	4	149,161	18,015
Loan payable to former shareholder	5	194,900	23,539
Income taxes payable	6	141,174	17,050

Total current liabilities		485,235	58,604

Commitments	10

Shareholders’ equity
Paid in capital	7	1,000,000	120,773
Deficit accumulated during the exploration stage		(696,427)	(84,110)

Total shareholders’ equity		303,573	36,663

Total Liabilities and Shareholders’ Equity		788,808	95,267

The accompanying notes are an integral part of these financial statements.

SINO-TOP RESOURCES & TECHNOLOGIES LTD.
(AN EXPLORATION STAGE COMPANY)
STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM MARCH 25, 2003 (INCEPTION) TO DECEMBER 31, 2003,
YEAR ENDED DECEMBER 31, 2004, AND FOR THE PERIOD FROM
MARCH 25, 2003 (INCEPTION) THROUGH DECEMBER 31, 2004

				Cumulative during the
				exploration stage
	2003	2004	2004
	RMB	RMB	US$	RMB	US$
Revenues
Silver sales	—	—	—	—	—
License sales	—	540,000	65,217	540,000	65,217
Prospecting services	—	1,064,560	128,570	1,064,560	128,570
Other	37,581	—	—	37,581	4,539

Total revenues	37,581	1,604,560	193,787	1,642,141	198,326

Costs and expenses
Exploration	357,874	815,850	98,532	1,173,724	141,754
Administration	289,866	672,392	81,207	962,258	116,215
Depreciation	11,800	49,612	5,992	61,412	7,417

Total costs and expenses	659,540	1,537,854	185,731	2,197,394	265,386

(Loss) earnings before income taxes	(621,959)	66,706	8,056	(555,253)	(67,060)

Income taxes	—	141,174	17,050	141,174	17,050

Net loss	(621,959)	(74,468)	(8,994)	(696,427)	(84,110)

The accompanying notes are an integral part of these financial statements.

SINO-TOP RESOURCES & TECHNOLOGIES LTD.
(AN EXPLORATION STAGE COMPANY)
STATEMENTS OF CASH FLOWS
FOR THE PERIOD FROM MARCH 25, 2003 (INCEPTION) THROUGH DECEMBER 31, 2003,
YEAR ENDED DECEMBER 31, 2004, AND FOR THE PERIOD FROM
MARCH 25, 2003 (INCEPTION) THROUGH DECEMBER 31, 2004

				Cumulative during the
				exploration stage
	2003	2004	2004
	RMB	RMB	US$	RMB	US$
Operating activities:
Net loss	(621,959)	(74,468)	(8,994)	(696,427)	(84,110)
Adjustment to reconcile net loss to net cash used in operating activities:
Depreciation	11,800	49,612	5,992	61,412	7,417
Changes in operating assets and liabilities Increase in accounts receivable	—	(399,500)	(48,249)	(399,500)	(48,249)
Increase in other	(119)	(8,244)	(995)	(8,363)	(1,010)
Increase in trade and other payables	32,066	117,095	14,142	149,161	18,015
Increase in income taxes payables	—	141,174	17,050	141,174	17,050

Net cash used in operating activities	(578,212)	(174,331)	(21,054)	(752,543)	(90,887)

Investing activities:
Purchase of property and equipment	(121,436)	(209,920)	(25,353)	(331,356)	(40,019)

Net cash used in investing activities	(121,436)	(209,220)	(25,353)	(331,356)	(40,019)

Financing activities:
Loan payable to former shareholder	—	194,900	23,539	194,900	23,539
Capital contribution from shareholders	1,000,000	—	—	1,000,000	120,773

Net cash provided by financing activities	1,000,000	194,900	23,539	1,194,900	144,312

Net increase (decrease) in cash and cash equivalents	300,352	(189,351)	(22,868)	111,001	13,406

Cash and cash equivalents at beginning of period	—	300,352	36,274	—	—

Cash and cash equivalents at end of period	300,352	111,001	13,406	111,001	13,406

The accompanying notes are an integral part of these financial statements.

SINO-TOP RESOURCES & TECHNOLOGIES LTD.
(AN EXPLORATION STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

Note 1	Nature of Operations

Sino-Top Resources & Technologies Ltd., (“SinoTop” or “the Company”) is a People’s Republic of China (“PRC”) limited liability company, incorporated on March 25, 2003. The Company was formed to pursue silver mine exploration and development opportunities under various licenses obtained from the PRC authorities. The Company has not earned revenues from its planned principal operations. Accordingly, the Company is considered an Exploration Stage Enterprise as set forth in Statement of Financial Accounting Standards, “SFAS” No. 7, “Accounting and Reporting by Development Stage Enterprises” and “Industry Guide 7” of the Securities and Exchange Commission’s Guides for the Preparation of Registration Statements. At December 31, 2004, the Company owns exploration licenses for eleven properties in the Erbaohuo Silver District of the Inner Mongolia Region of Northern China and also has options to acquire mining rights for these properties. Seven of these licenses are held by nominees of the Company on the Company’s behalf.

Note 2	Summary of Significant Accounting Policies

(a)	Cash and cash equivalents

The Group considers all highly liquid investments and cash deposits with financial institutions with original maturities of three months or less to be cash equivalents.

(b)	Use of estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles (“US GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

(c)	Property and equipment

Property and equipment are stated at cost. Expenditures for routine repairs and maintenance are expensed as incurred.

Depreciation is calculated on the straight-line basis to write off the cost less estimated residual value of each asset over their estimated useful lives. Estimated useful lives are as follows:

Office equipment	5 years
Vehicles	5 years
Exploration equipment	5 years

Management assesses the carrying values of its long-lived assets for impairment when circumstances warrant such a review. Generally, long-lived assets are considered impaired if the estimated fair value is less than the assets’ carrying values. If an impairment is indicated, the loss is measured based on the amounts by which the carrying values of the assets exceed their fair values.

Note 2	Summary of Significant Accounting Policies – cont’d

(d)	Revenue recognition

The Company has not earned revenues from its planned principal operations. Revenues incidental to planned principal operations have been recognized as follows:

•	Revenues from the provision of mine exploration services are recognized when the services are performed.

•	Revenues from the sale of mine exploration rights are recognized at the date the licenses underlying the rights are transferred.

(e)	Income taxes

The Company accounts for income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes”. Under this method, deferred income taxes are recognized for the estimated tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts and each year-end based on enacted tax laws and statutory rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established to reduce deferred tax assets to the amount expected to be realized when, in management’s opinion, it is more likely than not that some portion of the deferred tax assets will not be realized. The provision for income taxes represents current taxes payable net of the change during the period in deferred tax assets and liabilities.

(f)	Foreign currency translation

The functional currency of substantially all the operations of the Company is Renminbi (“RMB”), the national currency of the PRC.

The financial statements are stated in Renminbi. The translation of amounts from RMB into US$ is included solely for the convenience of the reader and has been made at the rate of exchange quoted by the People’s Bank of China on December 31, 2004 of US$1.00 = RMB 8.28. No representation is made that the RMB amounts could have been, or could be, converted into US$ at that rate on December 31, 2004 or at any other date.

(g)	Recently issued accounting pronouncements:

i.	In December 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 123 (R) Share Based Payment which addresses the accounting for share-based payment transactions. SFAS No. 123 (R) eliminates the ability to account for share-based compensation transactions using Accounting Principles Board Opinion (“APB”) No. 25, and generally requires instead that such transactions be accounted and recognized in the statement of income based on their fair value. SFAS No. 123 (R) will be effective for public companies that file as small business issuers as of the first interim or annual reporting period that begins after December 15, 2005. SFAS No. 123(R) offers the Company alternative methods of adopting this standard. Management does not believe that the adoption of SFAS No. 123 (R) will have an impact on the Company’s financial position or results of operations as it does not have any share-based compensation transactions.

ii.	In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity, which establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. SFAS No. 150 requires that a company classify a financial instrument that is within its scope, which may have previously been reported as equity, as a liability (or an asset in some circumstances). This statement does not affect the classification or measurement of convertible bonds, puttable stock, or other outstanding shares that are conditionally redeemable. For financial instruments that are mandatory redeemable on fixed dates for amounts that are either fixed or are determined by reference to an interest rate index, currency index, or another external index, the classification, measurement, and disclosure provisions of this statement are effective for fiscal periods beginning after December 15, 2004. For all other financial instruments that are mandatory redeemable, the classification, measurement and disclosure provisions of SFAS No. 150 have been deferred indefinitely pending further FASB action. The effective dates disclosed for SFAS No. 150 pertain to non-SEC registrants. Management does not believe that the adoption of SFAS No. 150 will have an impact on the Company’s financial position or results of operations.

Note 3	Property and Equipment

At December 31, 2004, property and equipment consisted of:

	RMB	US$
At cost:
Office equipment	85,730	10,354
Vehicle	91,176	11,012
Exploration equipment	154,450	18,653

Accumulated depreciation	331,356	40,019
	61,412	7,417

	269,944	32,602

Note 4	Trade and Other Payables

At December 31, 2004, trade and other payables consisted of:

	RMB	US$
Trade payables	6,622	800
Other payables	142,539	17,215

Total	149,161	18,015

Note 5	Loan Payable to Former Shareholder

Loan payable to former shareholder consists of advances from Geologic Mining Exploring Company, a subsidiary of SinoTop Industry Company, Ltd, (“Industry”), the former minority shareholder of the Company. The loan is unsecured, non-interest bearing and was repaid in January 2005.

Note 6	Income Taxes

Income (losses) before taxes are taxable in the PRC. The reconciliation of the U.S. federal income tax rate of 34% to income tax expense is as follows:

				Cumulative during
				the exploration stage
	2003	2004	2004
	RMB	RMB	US$	RMB	US$
Computed expected income tax (benefit) expense	(211,466)	22,680	2,739	(188,786)	(22,800)
US GAAP and PRC GAAP temporary differences	86,746	122,772	14,828	209,518	25,304
Differences in foreign tax rates	3,668	(4,278)	(517)	(610)	(74)
Loss not available for carryforward	121,052	—	—	121,052	14,620

Income tax expense	—	141,174	17,050	141,174	17,050

Deferred tax assets at December 31, 2004 are as follows:

	RMB	US$
Temporary differences between US GAAP and PRC GAAP	122,722	14,821
Less: valuation allowance	(122,722)	(14,821)

	—	—

Note 7	Paid in Capital

Paid in capital consists of the following:

	Registered
	Capital
	RMB	US$
Capital contributed, March 25, 2003	1,000,000	120,773

Balance, December 31, 2004	1,000,000	120,773

Note 8	Financial Instruments

The carrying value of cash, accounts receivable, accounts payable, income taxes payable and loan payable to former shareholder approximates their fair value due to the short maturity of these instruments. Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

Note 9	Concentrations and Credit Risk

The Company extends credit to its customers and performs ongoing credit evaluations and generally does not require collateral. The Company maintains reserves for potential credit losses based on its aging analysis.

For the year ended December 31, 2004, 64% of revenues from prospecting services were generated from 3 customers, and 85% of revenues from the license sales were generated from the same 3 customers. These 3 customers accounted for 97% of total revenues as follows:

Customers	%
A	61
B	19
C	17

Note 10	Commitments

In March 2003, the Company entered into an agreement with Industry to lease office space in Hebei Province. The agreement provided that there would be no rent due if the Company employed five Industry personnel. In December 2004 this agreement was terminated as no Industry personnel had been hired. The Company paid Industry RMB 15,000 for rent for 2003 and 2004 upon termination of this agreement.

In January 2005, the Company signed a new lease agreement with Industry for the year ending December 31, 2005. The agreement provides for rent of RMB 5,000 per month and includes a renewal option.

Note 11	Subsequent Events

(a)	In January 2005, the Company formed a joint venture with Sino Silver Corp., (“Sino Silver”) a US publicly traded company. The Company will contribute to the joint venture all exploratory and licensing rights. Sino Silver will contribute a total of $1,000,000 to be used in the exploration in return for a 60% equity interest in Sino Top. In accordance with the agreements, the Company contributed all of its exploratory and licensing rights and $500,000 was paid by Sino Silver at closing on April 1, 2005. The balance of Sino Silver’s contribution to the joint venture is to be paid in installments over a two-year period.

(b)	In January 2005, the Company borrowed RMB 540,000 from Industry of which RMB 300,000 was repaid in February 2005. The loan bears interest at 4.35%.